Exhibit 99.1
CONSENT
My signature below constitutes that I hereby consent to the use of my name as a director nominee in Swift Holdings Corp.’s registration statement on Form S-1 (File No. 333-168257) filed with the Securities and Exchange Commission.

Date: August 25, 2010	Signature:	/s/ Glenn F. Brown
	Print Name:	Glenn F. Brown